Exhibit 21.1

List of Subsidiaries of CB Richard Ellis Realty Trust

Name of Entity	Jurisdiction of Incorporation/Formation	State of Qualification
CBRE Operating Partnership, LP	DE	CA, VA

CBRERT UK TRS, LLC	DE	—

CBRERT UK Holdings, LLC	DE	—

CBRERT UK, LLC	DE	—

Hulfish Jersey Holdings, Ltd.	Jersey	—

CBRERT Albion Mills, Ltd.	Jersey	—

CBRERT Coventry, Ltd.	Jersey	—

CBRERT Peterborough, Ltd.	Jersey	—

CBRERT Thames Valley Ltd.	Jersey	—

Duke/Hulfish, LLC	DE	—

Goodman Princeton Holdings (Jersey) Limited	Jersey	—

Goodman Princeton Holdings (LUX), S.À.R.L.	Luxembourg	—

Hulfish Managers, LLC	DE	—

RT Afton Ridge, LLC	DE	—

RT Avion, LLC	DE	VA

RT Blackstock Annex, LLC	DE	SC

RT Blackstock Complex, LLC	DE	SC

RT Bellingham, LLC	DE	MA

RT Bolingbrook, LLC	DE	IL

RT Burlington, LLC	DE	MA

RT Cherokee Park Building, LLC	DE	SC

RT Crest Ridge, LLC	DE	MN

RT Deerfield, I LLC	DE	GA

RT Deerfield, II LLC	DE	GA

RT Diamond Lake, LLC	DE	MN

RT Dublin Properties, LLC	DE	CA

RT Enclave, LLC	DE	TX

RT Elkton, LLC	DE	FL

RT Fairforest Building 1, LLC	DE	SC

RT Fairforest Building 2, LLC	DE	SC

RT Fairforest Building 3, LLC	DE	SC

RT Fairforest Building 4, LLC	DE	SC

RT Fairforest Building 5, LLC	DE	SC

RT Fairforest Building 6, LLC	DE	SC

RT Fairforest Building 7, LLC	DE	SC

RT Fairforest Land, LLC	DE	SC

RT Greenville/Spartanburg Park Building, LLC	DE	SC

RT Gold Spike Drive, LLC	DE	TX

RT Hebron, LLC	DE	KY

RT Highway 290 Building 1, LLC	DE	SC

RT Highway 290 Building 2, LLC	DE	SC

List of Subsidiaries of CB Richard Ellis Realty Trust
Name of Entity	Jurisdiction of Incorporation/Formation	State of Qualification

RT Highway 290 Building 5, LLC	DE	SC

RT Highway 290 Building 6, LLC	DE	SC

RT Highway 290 Building 7, LLC	DE	SC

RT HJ Park Building, LLC	DE	SC

RT Holdings One, LLC	DE	—

RT Holdings Two, LLC	DE	—

RT Holdings Three, LLC	DE	—

RT 70 Hudson Holdings, LLC	DE	NJ

RT 70 Hudson, LLC	DE	NJ

RT 70 Hudson Urban Renewal, LLC	NJ	—

RT 90 Hudson, LLC	DE	NJ

RT 90 Hudson Urban Renewal, LLC	NJ	—

RT Ingenuity, LLC	DE	FL

RT Jedburg Commerce Park, LLC	DE	SC

RT Kimball Drive, LLC	DE	NJ

RT Kings Mountain I, LLC	DE	NC

RT Kings Mountain II, LLC	DE	NC

RT Kings Mountain III, LLC	DE	NC

RT Kings Mountain Land, LLC	DE	NC

RT Lakeside, LLC	DE	TX

RT La Tienda, LLC	DE	—

RT Millers Ferry Road, LLC	DE	—

RT Miramar I, LLC	DE	FL

RT Miramar II, LLC	DE	FL

RT Montvale, LLC	DE	NJ

RT Mount Holly Building, LLC	DE	SC

RT North Rhett I, LLC	DE	SC

RT North Rhett II, LLC	DE	SC

RT North Rhett III, LLC	DE	SC

RT North Rhett IV, LLC	DE	SC

RT North Rhett Land, LLC	DE	SC

RT Orangeburg Park Building, LLC	DE	SC

RT Orchard Business Park 1, LLC	DE	SC

RT Orchard Business Park 2, LLC	DE	SC

RT Pacific Blvd, LLC	DE	VA

RT Parkway, LLC	DE	IL

RT Princeton CE Holdings, LLC	DE	—

RT Princeton UK Holdings, LLC	DE	—

RT Rickenbacker II, LLC	DE	OH

RT Rickenbacker III, LLC	DE	OH

RT Sky Harbor, LLC	DE	AZ

RT Sorrento Mesa Properties, LLC	DE	CA

RT Summit Distribution Center, LLC	DE	UT

List of Subsidiaries of CB Richard Ellis Realty Trust
Name of Entity	Jurisdiction of Incorporation/Formation	State of Qualification

RT Taunton, LLC	DE	MA

RT Texas Industrial, L.P.	DE	TX

RT Texas Industrial, LLC	DE	—

RT Tolleson Commerce Park II, LLC	DE	AZ

RT Tri-Valley, LLC	DE	CA

RT Union Cross I, LLC	DE	NC

RT Union Cross II, LLC	DE	NC

RT West Point Jax, LLC	DE	FL

RT Woodcliff Lake, LLC	NJ	—

RT Woodcliff Lake Holdings, LLC	DE	—